Exhibit 99.1

LUMINEX CORPORATION REPORTS FOURTH QUARTER
AND FULL YEAR 2013 RESULTS

AUSTIN, Texas (February 3, 2014) - Luminex Corporation (NASDAQ:LMNX) today announced financial results for the fourth quarter and year ended December 31, 2013. Financial and operating highlights include the following:

•	Consolidated fourth quarter revenue of $55.2 million, a 1 percent decline compared to the fourth quarter of 2012; full-year 2013 revenue was $213.4 million, a 5 percent increase over 2012

•	Fourth quarter royalty revenue of $9.3 million, a 23 percent increase over the fourth quarter of 2012; full-year 2013 royalty revenue was $37 million, a 19 percent increase over 2012

•	Fourth quarter system sales of $10 million, a 40 percent increase over the fourth quarter of 2012

•
Fourth quarter shipments of 327 multiplexing analyzers, which included 162 MAGPIX systems, 132 LX systems, and 33 FLEXMAP 3D systems. Cumulative life-to-date multiplexing analyzer shipments are 10,737, up 11 percent from a year ago.

•	Cash and investments balance at year-end of $72.4 million

•	Operating income for the fourth quarter of 2013 was $5.5 million. Non-GAAP operating income for the fourth quarter of 2013 was $10 million (see Non-GAAP reconciliation)

•
GAAP net income for the fourth quarter and full-year of 2013 was $5.1 million and $7.1 million, or $0.12 and $0.17 per diluted share, respectively. Non-GAAP net income for the fourth quarter and 2013 was $8.8 million and $26.2 million or $0.21 and $0.62 per diluted share, respectively (see Non-GAAP reconciliation)

“Although 2013 was a year marked by unexpected challenges, Luminex responded to these challenges by remaining committed to our strategic programs and long term financial objectives.  We have remained focused on accelerating both revenue and earnings growth driven by several key company initiatives in our molecular diagnostics business,” said Patrick J. Balthrop, president and chief executive officer of Luminex. “In 2014, we expect to build momentum with an exciting pipeline and a full year of our direct sales force in the molecular diagnostics market.  We are also excited about the traction we are seeing in new product adoption in the molecular segment and expect these new products to drive growth in 2014.”

“Our R&D team is on track in the development of new products that will provide value to our laboratory customers by improving workflow, simplifying sample preparation and enabling our customers to run a wide variety of tests in an automated manner.  These products include our sample-to-answer real-time PCR instrument, ARIES, which is on schedule to launch in Europe this year and in the U.S. early in 2015. We look forward to reviewing our achievements and progress with our investors as we move through 2014.”

REVENUE SUMMARY
(in thousands, except percentages)

	Three Months Ended
	December 31,		Variance
	2013	2012	($)	(%)
	(unaudited)

System sales	$10,014	$7,149	$2,865	40%
Consumable sales	12,056	12,412	(356)	(3)%
Royalty revenue	9,267	7,513	1,754	23%
Assay revenue	17,963	23,774	(5,811)	(24)%
All other revenue	5,856	4,687	1,169	25%
	$55,156	$55,535	$(379)	(1)%

	Twelve Months Ended
	December 31,		Variance
	2013	2012	($)	(%)
	(unaudited)

System sales	$31,786	$31,083	$703	2%
Consumable sales	48,540	48,012	528	1%
Royalty revenue	36,950	31,160	5,790	19%
Assay revenue	74,101	75,020	(919)	(1)%
All other revenue	22,046	17,307	4,739	27%
	$213,423	$202,582	$10,841	5%

LUMINEX CORPORATION
REPORTABLE SEGMENT HIGHLIGHTS
(in thousands, except percentages)

	Three Months Ended
	December 31,		Variance
	2013	2012	($)	(%)
	(unaudited)
Revenue
Technology and strategic partnerships	$35,671	$29,674	$5,997	20%
Assays and related products	19,485	25,861	(6,376)	(25)%
Total Revenue	55,156	55,535	(379)	(1)%

Operating income (loss)
Technology and strategic partnerships	10,393	6,104	4,289	70%
Assays and related products	(4,921)	1,151	(6,072)	(528)%
Total Operating income	5,472	7,255	(1,783)	(25)%

	Twelve Months Ended
	December 31,		Variance
	2013	2012	($)	(%)
	(unaudited)
Revenue
Technology and strategic partnerships	$132,023	$121,032	$10,991	9%
Assays and related products	81,400	81,550	(150)	—%
Total Revenue	213,423	202,582	10,841	5%

Operating income (loss)
Technology and strategic partnerships	33,761	27,829	5,932	21%
Assays and related products	(28,994)	(5,113)	(23,881)	(467)%
Total Operating income	4,767	22,716	(17,949)	(79)%

“In the fourth quarter, we maintained steady sales with double digit growth from systems and royalty revenue, offset by what we believe to be temporary softness in our assay segment. During 2013, our assays and related products segment profitability was significantly affected by a number of items, including resolution of our molecular diagnostics distribution agreements, restructuring costs, and the write off of the Natural Molecular Testing Corporation receivable,” said Harriss T. Currie, senior vice president and chief financial officer.  “Our 2014 revenue guidance takes into account increasing contributions from our assay product portfolio, combined with a prudent view of the macro environment in the near term.”

FINANCIAL OUTLOOK AND GUIDANCE

The Company intends to provide annual revenue guidance, to be updated, as appropriate, at each quarterly reporting period. Guidance for fiscal 2014 is as follows:

•	The Company expects fiscal 2014 revenue to be between $225 million and $240 million, or an increase of 5 to 12 percent over reported 2013 revenue.

CONFERENCE CALL

Management will host a conference call to discuss the operating highlights and financial results for the fourth quarter ended December 31, 2013, at 4:00 p.m. CST/5:00 p.m. EST, Monday, February 3, 2014. The conference call will be webcast live and will be accompanied by a slide presentation, both of which may be accessed at Luminex Corporation’s website at http://www.luminexcorp.com. Simply log on to the web at the address above, go to the Company section and access the Investor Relations link. Please go to the website at least 15 minutes prior to the call to register, download and install any necessary audio/video software. If you are unable to participate during the live webcast, the call and slides will be archived for six months on the website using the ‘replay’ link.

Luminex develops, manufactures and markets proprietary biological testing technologies with applications throughout the life sciences industry. The Company’s xMAP system is an open-architecture, multi-analyte technology platform that delivers fast, accurate and cost-effective bioassay results to markets as diverse as pharmaceutical drug discovery, clinical diagnostics and biomedical research, including the genomics and proteomics research markets. The Company’s xMAP technology is sold worldwide and is in use in leading research laboratories as well as major pharmaceutical, diagnostic and biotechnology companies. Further information on Luminex or xMAP can be obtained on the Internet at http://www.luminexcorp.com.

Statements made in this release that express Luminex’s or management’s intentions, plans, beliefs, expectations or predictions of future events are forward-looking statements. Forward-looking statements in this release include statements regarding: the expansion of our installed base of multiplexing systems; our efforts to sell our molecular diagnostic products directly to end users; the development progress of our pipeline products, including ARIES systems and assay menu, market acceptance of our genetic and infectious disease products, regulatory clearance of our products; the ability of our investment in current initiatives and new products to drive long-term value for our shareholders, status of molecular codes, the impact of Medicare reimbursement on our customers and current and future impact on our business; and, projected 2014 revenue. The words "believe," "expect," "intend," "estimate," "anticipate," "will," "could," "should" and similar expressions are intended to further identify such forward-looking statements for purposes of the Private Securities Litigation Reform Act of 1995. It is important to note that the Company’s actual results or performance could differ materially from those anticipated or projected in such forward-looking statements. Factors that could cause Luminex’s actual results or performance to differ materially include risks and uncertainties relating to, among others, market demand and acceptance of Luminex’s products and technology, the Company’s dependence on strategic partners for development, commercialization and distribution of products, concentration of the Company’s revenue in a limited number of strategic partners, fluctuations in quarterly results due to a lengthy and unpredictable sales cycle and bulk purchases of consumables, our ability to sell products directly to end users, our ability to launch products on time that satisfy market needs with products that we sell, setting of medicare reimbursement codes that adequately reflect the value of our products, Luminex’s ability to scale manufacturing operations and manage operating expenses, gross margins and inventory levels, potential shortages of components, competition, the timing of regulatory approvals, the implementation, including any modification, of the Company’s strategic operating plans, the uncertainty regarding the outcome or expense of any litigation brought against Luminex, risks relating to Luminex’s foreign operations, risks and uncertainties associated with implementing our acquisition strategy and the ability to integrate acquired companies, or selected assets into our consolidated business operations, including the ability to recognize the benefits of our acquisitions, as well as the risks discussed under the heading "Risk Factors" in Luminex’s Reports on Forms 10-K and 10-Q, as filed with the Securities and Exchange Commission. The forward-looking statements, including the financial guidance and 2014 outlook, contained herein represent the judgment of Luminex as of the date of this press release, and Luminex expressly disclaims any intent, obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in Luminex’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based.

LUMINEX CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,	December 31,
	2013	2012
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$67,924	$42,789
Short-term investments	4,517	13,607
Accounts receivable, net	30,948	33,273
Inventories, net	30,487	29,937
Deferred income taxes	7,265	4,783
Prepaids and other	5,229	4,388

Total current assets	146,370	128,777

Property and equipment, net	32,793	26,229
Intangible assets, net	60,295	65,218
Deferred income taxes	11,913	14,360
Long-term investments	—	3,000
Goodwill	50,738	51,128
Other	3,937	8,463

Total assets	$306,046	$297,175

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$10,698	$9,650
Accrued liabilities	11,624	12,866
Deferred revenue	4,980	4,134
Current portion of long term debt	1,194	1,138

Total current liabilities	28,496	27,788

Long-term debt	463	1,702
Deferred revenue	2,482	2,933
Other	4,985	5,085

Total liabilities	36,426	37,508

Stockholders' equity:
Common stock	41	41
Additional paid-in capital	296,931	293,392
Accumulated other comprehensive gain	419	1,101
Accumulated deficit	(27,771)	(34,867)

Total stockholders' equity	269,620	259,667

Total liabilities and stockholders' equity	$306,046	$297,175

LUMINEX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(unaudited)		(unaudited)

Revenue	$55,156	$55,535	$213,423	$202,582
Cost of revenue	18,325	16,178	69,797	60,008

Gross profit	36,831	39,357	143,626	142,574

Operating expenses:
Research and development	10,189	11,522	45,041	42,989
Selling, general and administrative	19,872	19,551	87,301	72,626
Amortization of acquired intangible assets	1,022	1,029	4,099	4,243
Restructuring costs	276	—	2,418	—

Total operating expenses	31,359	32,102	138,859	119,858

Income from operations	5,472	7,255	4,767	22,716
Interest expense from long-term debt	(9)	(36)	(76)	(198)
Other income, net	3	138	6,733	262

Income before income taxes	5,466	7,357	11,424	22,780
Income taxes	(350)	(3,105)	(4,328)	(10,373)

Net income	$5,116	$4,252	$7,096	$12,407

Net income per share, basic	$0.12	$0.10	$0.17	$0.30

Shares used in computing net income per share, basic	41,055	40,724	40,799	40,927

Net income per share, diluted	$0.12	$0.10	$0.17	$0.30

Shares used in computing net income per share, diluted	42,229	41,332	41,986	41,884

LUMINEX CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(unaudited)		(unaudited)
Cash flows from operating activities:
Net income	$5,116	$4,252	$7,096	$12,407
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	4,175	3,696	15,922	14,364
Stock-based compensation	2,488	2,363	9,221	9,915
Deferred income tax expense (benefit)	(2,864)	(217)	551	2,699
Excess income tax (benefit) expense from employee stock-based awards	(2,843)	(4,274)	(2,569)	(6,457)
Loss (gain) on sale of assets	132	—	(5,173)	—
Non-cash restructuring charges	442	—	4,137	—
Other	(94)	502	(1,209)	1,157
Changes in operating assets and liabilities:
Accounts receivable, net	(730)	(2,041)	2,346	(10,267)
Inventories, net	(1,091)	(2,742)	(3,005)	(5,346)
Other assets	588	1,677	(1,470)	(617)
Accounts payable	1,680	1,580	962	3,286
Accrued liabilities	2,403	5,470	(324)	3,463
Deferred revenue	8	(84)	417	(321)

Net cash provided by operating activities	9,410	10,182	26,902	24,283

Cash flows from investing activities:
Purchases of available-for-sale securities	(1,516)	(1,498)	(10,005)	(14,987)
Sales and maturities of available-for-sale securities	2,496	4,042	22,128	47,117
Purchase of property and equipment	(2,952)	(2,258)	(18,088)	(9,767)
Business acquisition consideration, net of cash acquired	—	78	—	(48,199)
Purchase of cost method investment	—	—	—	(1,000)
Proceeds from sale of assets	34	—	9,598	—
Acquired technology rights	—	(1,250)	(930)	(1,592)

Net cash (used in) provided by investing activities	(1,938)	(886)	2,703	(28,428)

Cash flows from financing activities:
Payments on debt	—	—	(1,105)	(1,025)
Proceeds from employee stock plans and issuance of common stock	786	798	8,677	4,022
Payments for stock repurchases	(213)	—	(14,556)	(20,916)
Excess income tax (expense) benefit from employee stock-based awards	2,843	4,274	2,569	6,457

Net cash provided by (used in) financing activities	3,416	5,072	(4,415)	(11,462)

Effect of foreign currency exchange rate on cash	(133)	(65)	(55)	114
Change in cash and cash equivalents	10,755	14,303	25,135	(15,493)
Cash and cash equivalents, beginning of period	57,169	28,486	42,789	58,282

Cash and cash equivalents, end of period	$67,924	$42,789	$67,924	$42,789

LUMINEX CORPORATION
NON-GAAP RECONCILIATION
(in thousands)

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2013	2012	2013	2012
	(unaudited)		(unaudited)

Income from operations	$5,472	$7,255	$4,767	$22,716

Stock-based compensation	2,488	2,363	9,221	9,915
Amortization of acquired intangible assets	1,022	1,029	4,099	4,243
Costs associated with legal proceedings	373	—	731	—
Resolution of molecular diagnostic distribution agreements	—	—	7,000	—
Acquisition and severance costs	29	1,740	1,060	5,159
Restructuring costs	626	—	4,969	—

Adjusted income from operations	$10,010	$12,387	$31,847	$42,033

Interest expense from long-term debt	(9)	(36)	(76)	(198)
Other income, net	3	138	6,733	262
Gain on sale of cost method equity investment	—	—	(5,452)	—
Contingent consideration adjustments	—	—	(1,370)	—
Income taxes	(350)	(3,105)	(4,328)	(10,373)
Valuation allowance reserve	—	1,471	—	1,471
Income tax effect of above adjusting items	(826)	(1,297)	(1,202)	(4,290)

Adjusted net income	$8,828	$9,558	$26,152	$28,905

Adjusted net income per share, basic	$0.22	$0.23	$0.64	$0.71

Shares used in computing adjusted net income per share, basic	41,055	40,724	40,799	40,927

Adjusted net income per share, diluted	$0.21	$0.23	$0.62	$0.69

Shares used in computing adjusted net income per share, diluted	42,229	41,332	41,986	41,884

The Company makes reference in this release to “non-GAAP operating income” and “non-GAAP net income” which excludes the impact of costs associated with the ENZO Life Sciences, Inc. complaint discussed in the Legal Proceedings section of our previously filed 10-Qs and certain other recurring and non-recurring expenses. The Company believes that excluding these items and their related tax effects from its financial results reflects operating results that are more indicative of the Company’s ongoing operating performance while improving comparability to prior periods, and, as such may provide investors with an enhanced understanding of the Company’s past financial performance and prospects for the future. This information is not intended to be considered in isolation or as a substitute for income from operations, net income, net income per share or expense information prepared in accordance with GAAP.